Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2020
Capital commitments [abstract]
Disclosure of commitments [text block]
24	Commitments and contingent liabilities

Operating lease commitments

The Group had operating lease commitments mainly related to cars and equipment until 2018 which were recognized on the balance sheet as of January 1, 2019 following the adoption of IFRS 16.

	As of December 31,
in 000€	2020	2019	2018
Within one year		−	2,053
Between one and three years	−	−	2,302
Between four and five years	−	−	785
More than five years	−	−	302
Total			5,442

The total lease payments, which relate to low-value and short term lease as per IFRS 16 for which the exemption was applied as of January 1st, 2019, recognized in the consolidated income statement are K€554 in 2020 (2019: K€725). The total lease payments for 2018 amounted to K€2,956, prior to the adoption of IFRS 16 as from January 1, 2019.

Finance lease commitments (only applicable to 2018)

The Group has finance leases for the building and various other items of plant and equipment. Future minimum lease payments under finance lease with the present value of the net minimum lease payments are as follows:

	December 31, 2020		December 31, 2019		December 31, 2018
in 000€	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments
Within one year	−	−	−	−	2,876	2,829
Between one and three years	−	−	−	−	3,398	3,236
Between four and five years	−	−	−	−	655	604
More than five years	−	−	−	−	149	140
Total					7,078	6,809
Less finance charges			−	−	(269)	−
Present value of minimum lease payments	−	−	−	−	6,809	6,809

Mortgages and pledges

The Group has several loans secured by a mortgage on the building. The carrying value of related property, plant & equipment (including buildings under construction) is K€27,638 (2019: K€29,154; 2018: K€30,853). The total outstanding mortgages and pledges are K€105,610 in 2020 (2019: K€77,849; 2018: K€21,142).

Included in the above, the Group also has pledges on the business goodwill (“fonds de commerce”) of the Company for a total amount of K€69,300 in 2020 (2019: K€36,992; 2018: K€70,300) and pledges on other fixed assets for a total amount of K€3,290 (2019: K€3,301; 2018: K€21,142).

Other commitments

The Group has outstanding non-cancellable contracts with a future commitment of K€6,384 at December 31, 2020 (2019: K€11,640; 2018: K€6,383), mainly related to purchase commitment for raw materials. For property, plant & equipment, we have no committed expenditures as per December 31, 2020 (2019: K€0; 2018: K€0).

Contingent liabilities

The Group is currently involved in a legal proceeding with Dentsply Implants NV regarding the alleged wrongful termination of a supply agreement we entered into with Dentsply Implants NV in 2010. The court of first instance ruled in favor of Dentsply Implants NV that Materialise has wrongfully terminated the relationship. Materialise has appealed this decision before the court pronounced on the monetary damages. The amount of damages which Dentsply Implants NV is claiming is € 2.7 million. While Materialise is confident that the first instance decision will be overruled, Materialise believes that, in the event that the first instance decision would be confirmed, the amount of monetary damages that Materialise would be exposed to will not have a material adverse effect on our business, financial position or results of operations.

Apart from the case set out below, the Group is currently not a party to any other legal or arbitration proceedings, which, in the opinion of the management, is likely to have or could reasonably possibly have a material adverse effect on the business, financial position or results of operations. As a result management concluded that no provision is required.

In addition, on May 6, 2020, we received a written notice and request for indemnification from Zimmer Biomet, which had been named as a defendant in a patent infringement suit filed by Osteoplastics, LLC on March 20, 2020 in the United States District Court for the District of Delaware. Zimmer Biomet based its request for indemnification on the terms of its license and distribution agreement with us. The complaint alleges infringement by Zimmer Biomet of four U.S. patents. The allegedly infringing products include certain instruments allegedly manufactured with certain of our software. The litigation is currently in the early stages of discovery and the case is scheduled for trial in October 2022. We have entered into a cost-sharing agreement with Zimmer Biomet pursuant to which we have exercised our right to assume and control the defense of the action related to the products covered by our indemnity obligations. We have also filed petitions requesting a review of the patents asserted by Osteoplastics by the U.S. Patent and Trademark Office, as well as other patents asserted by Osteoplastics in certain other actions brought against third party defendants. We believe there are meritorious defenses to the complaint and intend to contest it vigorously. However, an adverse resolution of this litigation could have an adverse effect on our results of operations, financial condition or cash flows in the period in which the litigation is resolved. No amounts have been accrued for this loss contingency.